Retirement Plans	12 Months Ended
Dec. 25, 2012
Compensation And Retirement Disclosure [Abstract]
Retirement Plans

(8) Retirement Plans

The Company provides two retirement benefit plans to participants. The salary-reduction plans are provided through a qualified 401(k) plan and a nonqualified deferred compensation plan (the Plans). Under the Plans, employees who meet minimum service requirements and elect to participate may make contributions of up to 15% of their annual salaries under the 401(k) plan and up to 80% under the deferred-compensation plan. The Company may make additional contributions at the discretion of the Board of Directors. Expenses related to the Plans for the years ended, December 28, 2010, December 27, 2011 and December 25, 2012, totaled $909, $1,006, and $1,256, respectively.